IMPRIMIS PHARMACEUTICALS
NASDAQ: IMMY

MARK L. BAUM, CEO

JANUARY 2016

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

COMPANY OVERVIEW

- We believe we are disrupting the >$300B[1] annual branded and generic drug business and are positioned to continue to grow significantly in 2016 and beyond
- We have two core businesses:
  - Imprimis Cares™ offers high quality compounded alternatives to high priced branded and generic drugs; and
  - a customized pharmaceutical compounding business
- Examples of our Imprimis Cares™ business are:
  - our Dropless Therapy™ and LessDrops™ ophthalmic formulations command >5% of the $1B[2,3] annual market for post-cataract surgery eye drops, growing at >30% quarterly for 6 consecutive quarters; and
  - our $1 per pill compounded alternative choice to Turing Pharmaceuticals' $750 per pill *Daraprim*

imprimis PHARMACEUTICALS

PHARMACEUTICAL COMPOUNDING

Imprimis uses the more than 7,800 FDA-approved off-patent generic drugs[4] to create *new* low cost, high quality, customizable and often patentable compounded drug formulations

"Compounding pharmacies were the original drug companies. Compounding existed before Merck & Co. and before Pfizer. Compounding existed before the FDA … If you go into virtually every hospital in the United States, they all use compounded drugs. You go into any ophthalmology practice, any urology practice or any dermatology practice, they're all using compounded drugs – every single day. It is an integral part of our drug economy."

Mark L. Baum, Founder and CEO of Imprimis Pharmaceuticals, Inc.
US News & World Report (December 15, 2015)[5]

Imprimis CARES! PROGRAM



- Provide access to cost-effective clinically relevant compounded alternative choices
- Active in several therapeutic verticals (ophthalmology, urology, sinus, dermatology)
- Introduced pyrimethamine and leucovorin as alternative choice to Daraprim® in Oct 2015
- Partnered with Express Scripts to provide their beneficiaries with our pyrimethamine and leucovorin capsules, supported by the Infectious Disease Society of America (IDSA) and the HIV Medicine Association (HIVMA)
- In the face of high deductible drug benefit plans and massive drug price increases, we are working with MDs, PBMs, hospital groups, and insurance companies to expand the Imprimis Cares™ program

Imprimis CARES! EXPANSION

- We intend to expand Imprimis Cares™ in Q1 2016 by releasing two new *patent-pending* compounded alternative choices to branded and generic drugs that had 2015 sales of >$1.75B
- Our pricing will be 60-80% less than the current branded and generic incumbents
- Estimate >70% gross margins on these two new formulations
- Massive price increases of certain branded and generic drugs continue to create expansion opportunities for Imprimis Cares™
- We believe continued expansion of Imprimis Cares will drive new institutional customer relationships and shareholder value

Our strategy is to accelerate growth by taking market share from the >$300B[1] annual branded and generic drug business through the expansion of the Imprimis Cares™ program

Imprimis CARES! MEDIA COVERAGE

THE NEW YORK TIMES

THE WALL STREET JOURNAL

BLOOMBERG US

CNN MONEY

ASSOCIATED PRESS

FORTUNE

FIERCE PHARMA

AL JAZEERA AMERICA

CBS

CNBC

FOX BUSINESS

INQUISITR

CNN TV

REUTERS

USA TODAY

MSNBC

FORBES


CNBC
5,000 PERCENT INCREASE
$1 ALTERNATIVE TO $750 LIFE-SAVING PILL
CNN
Bloomberg
Imprimis Pharmaceuticals
3rd December 2015
The New York Times
The San Diego Union-Tribune
PRICE GOUGING SCANDAL
MSNBC

imprimis PHARMACEUTICALS

Imprimis CARES! ... IN ACTION



- Post-cataract surgery eye drops are expensive and challenging to administer
- Dropless Therapy™ is a patent-pending injectable combination of steroid & antibiotic
- 120,000+ surgeries; 400+ ophthalmologists
- Single injection vs. >150 eye drop applications
- >90% of Dropless Therapy™ cases eliminate the need for eye drops[6]
- Reduces patient compliance issues related to topical eye drop administration[7-12]
- Decreases doctor office staff time responding to patient calls concerning eye drops[7-12]
- 97% of Dropless Therapy™ users perceived it as equally effective or better than eye drops[13]

imprimis PHARMACEUTICALS

DROPLESS MARKET OPPORTUNITY

- Eye drop market >$1B U.S.[2,3]
- 3.6M cataract surgeries in 2013; 4.3M estimated in 2017 (U.S.)[2]
- >50% market share potential derived from study by Grail Research (*sponsored independent of Imprimis*)[13]
- Factors for greater adoption at payment of $100 per eye:
  - Medicare patients must be able to pay out of pocket
  - Dropless formulations must be made in FDA registered facility
- Imprimis is:
  - Executing "patient pay and patient choice" strategy with CMS based on the success of a similar strategy for premium IOLs
  - Registering key production facilities with FDA as outsourcing facilities and implementing cGMPs

We estimate >$200M annual Dropless Therapy™ sales potential with a change in current CMS policy

Imprimis CARES! ... IN ACTION


Pred-Moxi-Ke
1%/0.5%/0.4
Ophthalmic Dro
imprimis

- LessDrops™ topical combination eye drops
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop™
- One bottle vs. 3 separate bottles
- 50% fewer drops[14]
- Lower cost ($60 vs. $323[3])
- Better patient compliance[14]
- Prescribed by MDs for LASIK and cataract surgeries

LESSDROPS™ TOPICAL SOLUTIONS



CVS/pharmacy
Alcon
VIGAMOX
SANDOZ

>$323.00



Sterile 3mL Bottle
Ophthalmic Drops
imprimis Rx

$60.00

ECONOMICS OF DISRUPTION

	GO DROP LESS	LESS DROPS	Total imprimis	Losses to Eye Drop Companies
Daily Surgeries (Nov)	750	140	890	890 cases
Avg. Rx Price (Nov)	$22.50	$52.48	$27.21	$323 avg. $/case
Total Daily Sales (Nov)	$16,875	$7,339	$24,214	$287,470/day
Total Daily ($100/Rx)	$75,000	$14,000	$89,000	$287,470
Annualized ($100/Rx - 5% share)	$19.5M	$3.6M	$23.1M	>$74.7M/year Currently
Annualized ($100/Rx - 20% share)	$78M	$14.4M	$92.4M	$298.8M/year Potential near future

imprimis PHARMACEUTICALS

Imprimis CARES! ... IN ACTION



28510
SpeediCath
Standard
Urinary catheter for
intermittent catheterization
Rx only
Heparin Sodium
Lidocaine HCl

- Defeat IC™ urology program started in 2015 for chronic interstitial cystitis (IC)
- IC is characterized by bladder pain and frequent urination
- Up to 10M U.S. IC patients[15-16]
- Offering:
  - Insurance reimbursed and patented bladder instillation recommended by the American Urological Association[17]; and
  - $99/month PPS DR™ oral capsule as a compounded alternative choice to $800/month Elmiron®

imprimis PHARMACEUTICALS

Imprimis CARES! ... IN ACTION


TAG

- Chronic sinusitis business acquired in Oct 2015
- >8,000 MD prescribers and >38,000 paying patients past year
- >30M U.S. adults suffer from sinusitis[18]
- Costs of chronic/acute sinusitis in U.S. exceeds $11B annually[18]
- Our sinus offering:
  - Topical delivery of antibiotics, steroids and antifungal medicines instead of oral systemic dosing
- Topical delivery is an effective method to administer sinus medications[19]

IMPRIMIS PHARMACEUTICALS

- Own library of patented & patent-pending compounded drug formulations
- Headquartered in San Diego, CA and operate 4 compounding facilities:
  - Irvine, CA
  - Randolph, NJ
  - Allen, TX
  - Folcroft, PA



- Licensed to ship to all 50 states
- Q1 – 2016 renovated TX facility to be FDA registered
- Q2 – 2016 new NJ facility to be FDA registered

PARTNERS, CUSTOMERS & CLIENTS

- Pharmacy Benefit Managers (PBMs)
  - Express Scripts
  - CVS Caremark
  - OptumRx
- Government Payors
  - Department of Defense / Tricare
- Private Cash Payors
  - Patients (ex. 120,000+ Dropless Therapy patients)
  - Physicians (ex. >400 Dropless Therapy prescribers)
  - Hospitals (ex. Johns Hopkins, Kaiser, Wills Eye Hospitals)
  - Surgery Centers (ex. AmSurg, NVISION Eye Centers)

LAND AND EXPAND STRATEGY

"Land" to Establish New Customer Relationship		"Expand" with Complementary Medications
	**Dropless** **LessDrops**	• Lyophilized Epinephrine • Shugarcaine • Hyaluronidase • Mitomycin • Other Mydriatic formulations • Povidone Iodine
	**HLA**	• Pentosan delayed release capsules • Lyophilized Tri-Mix • Elmiron® • Hormone Replacement Therapy • Progesterone, Estrogen
	**Sinus**	• Antibiotics • Anti-inflammatories • Antifungals • Chelating Agents

REVENUE PERFORMANCE


Quarterly Revenue
(in thousands of dollars)
3,000
2,000
1,000
0
$439
$554
$1,563
$1,967
$2,683
Q3-2014A
Q4-2014A
Q1-2015A
Q2-2015A
Q3-2015A

	Q3-2014A	Q4-2014A	Q1-2015A	Q2-2015A	Q3-2015A
% Growth	-	26%	182%	26%	36%
Gross Margin	46%	39%	36%	47%	55%
Dropless	$149	$299	$321	$516	$594
LessDrops	-	-	-	$96	$263
HLA	-	-	$7	$215	$518

imprimis PHARMACEUTICALS

NEAR TERM GROWTH CATALYSTS

- Imprimis Cares™ expansion in Q1 2016 to significant new, large and profitable markets
- Developing current and new PBM relationships to make our formulations available for reimbursement payment through their respective networks
- Opening first FDA registered outsourcing facility in Q1 2016, which will provide opportunities to secure new large customer accounts and rapidly expand our customer base
- Working to create a shift in CMS policy to allow Medicare recipients to pay for Dropless Therapy™ which we believe would create >$200M in annual revenue potential for our Dropless Therapy™ formulations

COMPANY PROFILE

- Trading Symbol: NASDAQ: IMMY
- Current Price per Share (12-29-15): $7.16
- Market Cap: $69 million
- Shares Outstanding: 9.6 million
- 52-Wk Range: $4.94 – $8.79
- Number of Employees: 107
- Headquarters: San Diego, CA
- Q3 2015 revenues: $2.7 million
- Calendar 2015 revenue guidance: $9 - $11 million

CONTACT US

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
858-704-4040
www.imprimispharma.com

APPENDIX AND REFERENCES

REFERENCES

1. Greenberg, S. Five Years Later: ACA's Branded Prescription Drug Fee May Have Contributed to Rising Drug Prices. http://taxfoundation.org/blog/five-years-later-aca-s-branded-prescription-drug-fee-may-have-contributed-rising-drug-prices. June 17, 2015 and The Generic Pharmaceutical Manufacturing market research report. http://www.ibisworld.com/industry/default.aspx?indid=488. December 2015.
2. Market Scope, LLC, Comprehensive Report on the Global IOL Market. May 2013. Accessed November 2014.
3. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs. October 2015.
4. Khullar Rachit, Goel Arvind, Aggarwal Geeta,"?Generic Drugs-A ground Discussion",Int. J. Drug Dev. & Res., Jan-March 2011, 3(1): 178-184. doi: doi number. http://www.ijddr.in/drug-development/generic-drugsa-ground-discussion.php?aid=5544
5. Sternberg, S. Can Compounding Pharmacies Circumvent Big Pharma? US News & World Report. http://health.usnews.com/health-news/hospital-of-tomorrow/articles/2015-12-15/can-compounding-pharmacies-circumvent-big-pharma. December 15, 2015.
6. Survey conducted with ophthalmologists in attendance at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014. Boston, MA.
7. Galloway, MS., Intravitreal placement of antibiotic/steroid as a substitute for post-operative drops following cataract surgery, presentation at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014, Boston, MA.
8. Liegner J. Better surgery through chemicals. Presented at the American Society for Cataract and Refractive Surgeons Annual Meeting. April 25-29, 2014. Boston, MA.
9. Schanzer, C., Galloway, MS. No More Drops for Patients in the Real World? *Ophthalmologist*. November 2014.
10. Schweitzer, J. Dropless Cataract Surgery Offers Benefits for Patients, Providers; Convenience and improved compliance are among the advantages. *Advanced Ocular Care*. April 2015, pp. 28–29.
11. Schimmel, D. Dropless' Cataract Surgery Enhances Prophylaxis, Patient Satisfaction; Patients are beginning to request this method, which may be the catalyst for more doctors to add it to their repertoire. *Primary Care Optometry* News, May 2015.

REFERENCES

12. Thompson, V. Post-Cataract Surgery Intraocular Injections Offer Alternative to Traditional Drop Therapy; Injections of Tri-Moxi-Vanc can benefit patients, surgeons and staff. *Ocular Surgery News* (U.S. Edition). September 2015.
13. Grail Research, a division of Integreon. Compounded Formulations Market Assessment. Analysis and Key Findings. Independent research study report. April 28, 2015.
14. Wiley, WF. Simplifying Postoperative LASIK Care. A compounded formulation of topical postsurgical medications can enhance patients' compliance. *Cataract & Refractive Surgery Today.* http://crstoday.com/2015/08/simplifying-postoperative-lasik-care/. August 25, 2015. Accessed October 18, 2015.
15. Berry, SH, et al. Prevalence of Symptoms of Bladder Pain Syndrome/Interstitial Cystitis among Adult Females in the United States. *Journal of Urology.* http://www.ncbi.nlm.nih.gov/pubmed/21683389. 2011 Aug;186(2):540-4. doi: 10.1016/j.juro.2011.03.132. Epub June 16, 2011. Accessed October 18, 2015.
16. Suskind, AM, et al. The Prevalence and Overlap of Interstitial Cystitis/Bladder Pain Syndrome and Chronic Prostatitis/Chronic Pelvic Pain Syndrome in Men. RAND Interstitial Cystitis Epidemiology male study. http://www.ncbi.nlm.nih.gov/pubmed/23164386. January 2013; 189(1):141-5. doi: 10.1016/j.juro.2012.08.088. Epub 2012 Nov 16. Accessed October 18, 2015.
17. American Urological Association (AUA) Guideline. Diagnosis and Treatment of Interstitial Cystitis/Bladder Pain Syndrome. https://www.auanet.org/common/pdf/education/clinical-guidance/IC-Bladder-Pain-Syndrome-Revised.pdf. Updated 2014. Accessed October 18, 2015. (14)
18. AAO-HNSF Updated Clinical Practice Guideline: Adult Sinusitis. http://www.entnet.org/content/aao-hnsf-updated-clinical-practice-guideline-adult-sinusitis. April 1, 2015. Accessed October 18, 2015.
19. Shikani, A, Kourelis, K. Topical Membrane Therapy for Chronic Rhinosinusitis. In Marseglia, GL ed. *Peculiar Aspects of Rhinosinusitis.* InTech. November 23, 2011. http://cdn.intechopen.com/pdfs-wm/24285.pdf. Accessed October 18, 2015.
20. Or, A.. PharMEDium a Hit for CD&R as Firms Renew Interest in Sector. Wall Street Journal. http://blogs.wsj.com/privateequity/2015/10/08/pharmedium-a-hit-for-cdr-as-firms-renew-interest-in-sector/. October 8, 2015. Accessed October 18, 2015.

CAPITAL STRUCTURE

As of September 30, 2015 (unaudited):

Common stock issued and outstanding	9,681,646
Options, weighted avg. ex. $6.54*	963,213
Warrants, weighted avg. ex. $7.41	240,688
RSUs**	330,617
Total diluted outstanding	11,216,164

*Number of options does not include 600,000 market based options, vesting at stock prices ranging from $9 to $15 and an ex. price $7.87

**Number of RSUs includes RSUs vested, but shares that have not been issued. Does not include 1,207,500 market based vesting PSUs, at stock prices ranging from $10 to $30

CONDENSED BALANCE SHEET

(in thousands, unaudited)		At September 30, 2015
Cash, equivalents and short-term investments	$	6,706
Accounts receivable		701
Inventories		1,273
Other short-term assets		685
Total current assets		**9,365**
Furniture and equipment, net		1,067
Intangible assets and goodwill, net		4,589
TOTAL ASSETS	**$**	**15,021**
Total current liabilities	$	3,742
Senior note payable, net of discount, $10M principal		8,217
Other long term debt		818
TOTAL LIABILITIES		**12,777**
TOTAL STOCKHOLDERS' EQUITY		**2,244**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$**	**15,021**

imprimis PHARMACEUTICALS

COMPOUNDING INVESTMENT TRENDS

- Compounding sector undergoing "growth renaissance" *(Eric Coldwell, Baird Equity Research, WSJ, Oct 2015)*[20]
- Amerisource Bergen (ABC) acquired PharMEDium in Oct 2015, the largest compounding pharmacy company in the U.S., for $2.6B, equating to 22x EBITDA[20]
- QuVa Pharma, a Bain Capital company, acquired privately-held Healix, Inc., TX-based sterile compounding company, in Aug 2015[20] and assets of Unique Pharmaceuticals, Ltd, including its 503B outsourcing facility in Nov 2015.
- "Indeed, drug compounding businesses are drawing investors."[20] *Wall Street Journal – Oct 2015*

imprimis PHARMACEUTICALS

CURRENT EYE DROP COSTS[3]

	Medicare			Medicaid		
	Weighted Average	Low	High	Weighted Average	Low	High
NSAID	$165	$139 (Bromfenac Sodium)	$207 (Bromday)	$168	$137 (Bromfenac Sodium)	$206 (Bromday)
Antibiotic	$89	$12 (Tobramycin)	$109 (Besivance)	$89	$12 (Tobramycin)	$109 (Besivance)
Steroid	$70	$24 (Prednisolone Acetate)	$114 (Durezol)	$80	$25 (Prednisolone Acetate)	$115 (Durezol)
Total	**$323**	**$175**	**$431**	**$337**	**$174**	**$431**

imprimis PHARMACEUTICALS

VALUE CREATION FROM COST SAVINGS

Andrew Chang & Co, LLC estimates up to $13B savings to US healthcare system and patients over next 10 years with Dropless Therapy™[3]



$14
$12
$10
$8
$6
$4
$2
$-
$ Billions
State
Patient
Federal
Low Estimate
Weighted Average
High Estimate

At $100 per dose, we believe Dropless can create payor cost savings[3] and drive shareholder value

ENABLED BY SSP TECHNOLOGY™



Triamcinolone
Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile
SSP Technology™ allows active drugs to mix and become usable as an injection
Without SSP Technology™, large irregular clumps of active drugs persist, not usable as an injection

imprimis PHARMACEUTICALS

THE EYE DROP JOURNEY

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

→

- Rxs for multiple eye drops

→

SURGERY DAY

- Pharmacy switched Rxs
- Cannot afford QD and BID drops (on Rx)
- Patient brings QID generic drops

↓

POST-OP

- Difficulty administering
- Confusion on regiment
- Runs out; no refills

→

SUMMARY

- Higher cost to the patient
- Compliance concerns
- Calls to office staff
- Risk of endophthalmitis, inflammation and CME

→



THE DROPLESS THERAPY™ JOURNEY

PATIENT PROFILE

- 80 years old
- Arthritis
- Scoliosis
- Lives alone
- Social Security

SCHEDULING

- No eye drop Rxs
- Informed about Dropless Therapy

SURGERY DAY

- Dropless Therapy injected intravitreally

POST-OP

- Eye looks quiet
- No infection
- No inflammation

SUMMARY

- No eye drop Rxs
- Informed about Dropless Therapy



imprimis PHARMACEUTICALS

DROPLESS RESEARCH REPORT


Moxifloxacin HCl
(15/1)mg/mL
Injection
For Intravitreal
SHAKE WELL
Do Not Use

- Findings of independent research report by Grail Research[13] (n=257)
  - 57% MDs are aware of Dropless Therapy™
  - 91% of aware are likely to use a compounded formulation if made in FDA approved facility
  - 52% of non-users (n=118) cited high cost as barrier to Dropless adoption
  - 69% of users perceive Dropless Therapy as equally effective and 28% better than eye drops

imprimis PHARMACEUTICALS

COMMITMENT TO QUALITY

	U.S. Pharmacopeia (USP) <797>	PCAB®	An Imprimis Pharmacy*	Status
STERILITY TESTING	Sterile lots per USP <71>	Comply with USP	All Sterile lots	✔
ENDOTOXIN TESTING	Sterile Injectable lots per USP <85>	Comply with USP	All Sterile Injectable lots	✔
PRE-SHIPMENT QUARANTINE	Not required, but recommended	Comply with USP	14 days for sterility result	✔
ENVIRONMENTAL TESTING	Every 6 months	Every 6 months	Every 3 months	✔
TEST RESULTS INCLUDED WITH ORDER	No requirement	No requirement	Sterility Results Endotoxin Results**	✔
BEYOND USE DATING	Literature and experience based Stability Study Recommended	Comply with USP	Literature and experience based Stability Study Data (in progress)	✔
PERSONNEL	Initial Aseptic training Annual Aseptic Evaluation	Comply with USP	Initial Aseptic Training Semi-Annual Evaluations	✔
COMPOUNDING ENVIRONMENT	Aseptic in ISO5 Disinfectant Rotation	Aseptic in ISO5 Disinfectant Rotation	All aseptic in ISO5 Disinfectant Rotation	✔
QA PROGRAM DOCUMENTATION AND POLICIES	Written SOPs • Equipment monitoring and calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazardous drugs • Quality assurance program • Record keeping requirements • Recall procedures	Written SOPs • Equipment monitoring and calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazardous drugs • Quality assurance program • Record keeping requirements • Recall procedures	Written SOPs • Equipment monitoring and calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazardous drugs • Quality assurance program • Record keeping requirements • Recall procedures	✔